UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 6, 2023
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Common stock purchase rights		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of the Company held on June 6, 2023, the following seven items were presented for a vote of the shareholders: (i) the election of each of the Company’s eleven nominees for directors for the term of one year, (ii) the ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm, (iii) an advisory voted concerning the compensation of the Company’s Named Executive Officers (“Say on Pay”); (iii) an advisory vote concerning the frequency of future Say on Pay votes; (v) approval of the Nordstrom, Inc. Amended and Restated 2019 Equity Incentive Plan; (vi) approval of the Nordstrom, Inc. Amended and Restated Employee Stock Purchase Plan; and (vii) an advisory vote regarding the extension of the Company’s Shareholder Rights Agreement until September 19, 2025. The results of the voting were as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Stacy Brown-Philpot	105,080,292	8,954,637	16,093,565
James L. Donald	105,408,534	8,626,395	16,093,565
Kirsten A. Green	105,135,941	8,898,988	16,093,565
Glenda G. McNeal	102,825,507	11,209,422	16,093,565
Erik B. Nordstrom	105,569,929	8,465,000	16,093,565
Peter E. Nordstrom	105,552,859	8,482,070	16,093,565
Eric D. Sprunk	105,823,479	8,211,450	16,093,565
Amie Thuener O’Toole	105,153,083	8,881,846	16,093,565
Bradley D. Tilden	103,472,974	10,561,955	16,093,565
Mark J. Tritton	103,199,171	10,835,758	16,093,565
Atticus N. Tysen	105,837,734	8,197,195	16,093,565

		For	Against	Abstain	Broker Non-Votes
Ratification of the Appointment of Independent Registered Public Accounting Firm		125,224,407	4,658,372	245,715	n/a
Advisory Vote Regarding Executive Compensation		104,835,025	8,884,400	315,504	16,093,565

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory Vote Regarding Frequency of Future Votes on Executive Compensation	91,138,304	181,230	15,541,174	7,174,221	16,093,565

		For	Against	Abstain	Broker Non-Votes
Approval of the Nordstrom, Inc. Amended and Restated 2019 Equity Incentive Plan		87,115,777	26,352,924	566,228	16,093,565
Approval of the Nordstrom, Inc. Amended and Restated Employee Stock Purchase Plan		106,158,182	7,634,537	242,210	16,093,565
Advisory Vote Regarding Extension of the Company’s Shareholder Rights Plan until September 19, 2025		95,918,547	17,851,103	265,279	16,093,565
ITEM 9.01 Financial Statements and Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Chief Legal Officer,
General Counsel and Corporate Secretary

Date: June 7, 2023